UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 18, 1999
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                                 BACOU USA, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-28040                                05-0470688
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          (Commission file number)      (IRS Employer Identification Number)


             10 Thurber Boulevard, Smithfield, RI           02917
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           (Address of principal executive offices)       (Zip Code)


           Registrant's telephone number, including area code: 401-233-0333
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Item 5.  Other Events.

     Pursuant  to  Form  8-K,   General   Instruction   F,  the  Company  hereby
incorporates by reference the press release attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits

           Exhibit                     Exhibit Title
           -------                     -------------

           Exhibit 99                  Press Release dated October 18, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BACOU USA, INC.
                                   Registrant



                                   By:  /s/ Philip B. Barr
                                      ------------------------------------------
                                          Philip B. Barr
                                          Executive Vice President and Chief
                                          Financial Officer

Dated:  October 18, 1999